Exhibit 99.1

Acadia Pharmaceuticals Reports Third Quarter 2026 Financial Results

- Third quarter GAAP total revenues of $342 million, up 22% year-over-year as compared to non-GAAP adjusted total revenues

- Third quarter DAYBUE® GAAP net sales of $140 million, up 39% year-over-year driven by strong uptake of DAYBUE STIX

- Third quarter NUPLAZID® GAAP net sales of $202 million, up 12% year-over-year on a non-GAAP adjusted basis

- Raises 2026 DAYBUE net sales guidance to $505–$520 million; narrows NUPLAZID range and total revenue range

- Additional data from Phase 3-enabling RADIANT Phase 2 Study to be presented at the Clinical Trials on Alzheimer’s Disease conference on November 17

SAN DIEGO, CA, November 4, 2026 – Acadia Pharmaceuticals Inc. (Nasdaq: ACAD), today announced its financial results for the third quarter ended September 30, 2026.

“Acadia delivered a strong third quarter, with total revenues of $342 million and continued commercial momentum across DAYBUE and NUPLAZID,” said Catherine Owen Adams, Chief Executive Officer of Acadia. “In the U.S., DAYBUE delivered another strong quarter, supported by meaningful uptake of DAYBUE STIX. In Europe, we are excited to build momentum following our recent launch of DAYBU in Germany. NUPLAZID also performed well, driven by underlying demand and the continued expansion of our commercial reach. Together, these growing franchises provide the commercial and financial foundation to advance clinical programs with the potential to become Acadia’s next meaningful growth opportunities. In Alzheimer’s disease psychosis, we are continuing Phase 3 development of remlifanserin based on Phase 2 results. As we look ahead to 2027, we anticipate two Phase 2 readouts: ACP-211 in major depressive disorder, and remlifanserin in Lewy body dementia psychosis, for which we are providing timing guidance for the first time. We look forward to sharing these updates as we continue to advance the next wave of our pipeline.”

Company Updates

•
Announced Phase 3-enabling topline results from the Phase 2 RADIANT study of remlifanserin in Alzheimer’s disease psychosis, with consistent efficacy trends at the 60 mg dose across all four psychosis scales that were assessed for the full study population and a favorable safety and tolerability profile supporting continued and optimized Phase 3 development. Additional data will be presented at the Clinical Trials on Alzheimer’s Disease conference on November 17, 2026, in Boston.
•
Two Phase 2 readouts anticipated in 2027: ACP-211 in major depressive disorder (MDD) in the second half and, for the first time, guidance for remlifanserin in Lewy body dementia Psychosis (LBDP) in the fourth quarter.

•
Received FDA Fast Track designation for remlifanserin for the treatment of Lewy body dementia psychosis, recognizing the significant unmet need for new treatment options.
•
Received allowance of a new U.S. patent covering weight-banded dosing of trofinetide, extending U.S. patent protections for DAYBUE and DAYBUE STIX by nearly five years, through March 2041.
•
Received European Commission approval for DAYBU® (trofinetide) as the first and only treatment for the neurobehavioral symptoms of Rett syndrome in adults and pediatric patients aged five years and older in the European Union in August 2026 and launched DAYBU in Germany in early October 2026 with patients already receiving commercial product.
•
Completed the Phase 3 study of trofinetide in Rett syndrome in Japan, with results consistent with the LAVENDER Phase 3 study and supportive of a planned regulatory filing; Acadia continues to pursue a distribution partner in preparation for regulatory filing in 2027 and a potential launch in 2028, subject to regulatory approval.

Financial Results

Revenues

GAAP total revenues, consisting of net product sales from NUPLAZID and DAYBUE, were $342 million in the third quarter of 2026, up 23% as compared to GAAP total revenues of $279 million in the third quarter of 2025, and up 22% as compared to non-GAAP adjusted total revenues of $281 million in the third quarter of 2025.

GAAP net product sales of NUPLAZID were $202 million in the third quarter of 2026, up 14% as compared to GAAP net product sales of $178 million in the third quarter of 2025, and up 12% as compared to non-GAAP adjusted net product sales of $180 million in the third quarter of 2025.

Net product sales of DAYBUE were $140 million in the third quarter of 2026, an increase of 39% as compared to $101 million in the third quarter of 2025.

A reconciliation of NUPLAZID non-GAAP adjusted net product sales and non-GAAP adjusted total revenues is provided in Table 1. A description of these adjustments is included under ‘Non-GAAP Financial Measures.’

Research and Development

Research and development expenses in the third quarter of 2026 were $76 million, as compared to $88 million for the same period of 2025.

Selling, General and Administrative

Selling, general and administrative expenses in the third quarter of 2026 were $159 million, as compared to $133 million for the same period of 2025.

Net Income

For the third quarter of 2026, Acadia reported net income of $54 million, or $0.31 per diluted share, as compared to net income of $72 million, or $0.42 per diluted share, for the same period of 2025.

Cash and Investments

At September 30, 2026, Acadia’s cash, cash equivalents, and investment securities totaled $976 million, as compared to $820 million at December 31, 2025.

Full Year 2026 Financial Guidance (GAAP):

Acadia is updating its 2026 guidance:

•
Total revenues revised to a range of $1.265 to $1.295 billion, compared with a previous range of $1.24 to $1.30 billion.
•
NUPLAZID net product sales narrowed to a range of $760 to $775 million, compared with the previous guidance range of $760 to $790 million.
•
DAYBUE (including all forms of trofinetide) global net product sales in the range of $505 to $520 million, up from the previous range of $480 to $510 million.
•
R&D expense in the range of $325 to $340 million, down from the previous range of $355 to $380 million.
•
SG&A expense in the range of $665 to $685 million, compared with the previous guidance range of $660 to $700 million.

Conference Call and Webcast Information

Acadia will host a conference call to discuss the third quarter 2026 results today, Wednesday, November 4, 2026 at 1:30 p.m. PT/4:30 p.m. ET. The conference call may be accessed by registering for the call here. Once registered, participants will receive an email with the dial-in number and unique PIN to use for accessing the call.

About NUPLAZID® (pimavanserin)

Pimavanserin is a selective serotonin inverse agonist and antagonist preferentially targeting 5-HT2A receptors. These receptors are thought to play an important role in neuropsychiatric disorders. In vitro, pimavanserin demonstrated no appreciable binding affinity for dopamine (including D2), histamine, muscarinic, or adrenergic receptors. Pimavanserin was approved for the treatment of hallucinations and delusions associated with Parkinson’s disease psychosis by the U.S. Food and Drug Administration in April 2016 under the trade name NUPLAZID.

About DAYBUE® (trofinetide)

Trofinetide is a synthetic version of a naturally occurring molecule known as the tripeptide glycine-proline-glutamate (GPE). The mechanism by which trofinetide exerts therapeutic effects in patients with Rett syndrome is unknown. Trofinetide was first approved for the treatment of Rett syndrome in adults and pediatric patients 2 years of age and older by the U.S. Food and Drug Administration in March 2023 under the trade name DAYBUE. Trofinetide is approved for use under the name DAYBUE® and DAYBUE® STIX in the United States and under the name DAYBUE® in Canada and DAYBU® in the European Union. References to DAYBUE net product sales include global net product sales of all commercially available forms of trofinetide, including those referenced above.

About Acadia Pharmaceuticals

Acadia is committed to turning scientific promise into meaningful innovation that makes the difference for underserved neurological and rare disease communities around the world. Our commercial portfolio includes the first and only FDA-approved treatments for Parkinson’s disease psychosis and Rett syndrome. We are developing the next wave of therapeutic advancements with a robust and diverse pipeline that includes mid- to late-stage programs in Alzheimer’s disease psychosis and Lewy body dementia psychosis, along with earlier-stage programs that address other underserved patient needs. At Acadia, we’re here to be their difference. For more information, visit us at acadia.com and follow us on LinkedIn and X.

Non-GAAP Financial Measures

This press release contains the following financial measures that do not comply with U.S. generally accepted accounting principles (GAAP): non-GAAP adjusted net product sales for NUPLAZID for the third quarter of 2025 and non-GAAP adjusted total revenues for the third quarter of 2025. In preparing these non-GAAP financial results, the Company includes adjustments made to reflect the impact of a change in estimate related to NUPLAZID IRA rebate accruals. Please refer to our press release dated February 25, 2026, for additional details. These non-GAAP financial measures complement GAAP results and are used by management to analyze financial performance and evaluate period-to-period changes. Management believes these non-GAAP financial measures are useful to investors and other users of the Company’s financial statements to facilitate period-to-period comparability. These non-GAAP financial measures are not meant to be considered as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are unlikely to be comparable with non-GAAP disclosures released by other companies.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact and can be identified by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential,” “guidance,” “continue” and similar expressions (including the negative thereof) intended to identify forward-looking statements. Forward-looking statements contained in this press release, include, but are not limited to, statements about: (i) our business strategy, objectives and opportunities, including support for and innovations in our pipeline assets and business development opportunities, sales growth for DAYBUE [products] and uptake of DAYBUE STIX and DAYBU in the European Union and the potential for enhanced shareholder value; (ii) the momentum and expectations for NUPLAZID’s commercial reach, (iii) the strength and loss of exclusivity date of our trofinetide patent protection; (iv) plans for, including timing, development and progress of commercialization, clinical and regulatory milestones for, our products and our product candidates, including trofinetide in Japan, remlifanserin in ADP and LBDP, and ACP-211 in MDD; (v) benefits to be derived from and efficacy of our products, including the potential advantages of our products; (vi) our expectations to advance our clinical programs and their potential to become meaningful growth opportunities, including our belief that the results from the Phase 2 RADIANT study will enable the Phase 3 study of remlifanserin in Alzheimer’s disease psychosis; (vii) our plans to pursue distribution partnerships for trofinetide in Rett syndrome; and (viii) our estimates regarding our future financial performance, profitability, capital requirements or expenses, including our full year 2026 financial guidance, revenue opportunities and anticipated net product sales by the end of 2028. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Such risks, uncertainties and other factors include, but are not limited to: our dependency on the continued successful commercialization of our products and our ability to maintain or increase sales of our products; the success of our plans to continue commercial growth; the costs of our commercialization plans and development programs, and the financial impact or revenues from any commercialization we undertake; our ability to obtain necessary regulatory approvals for our product candidates and, if and when approved, market acceptance of our products; the risks associated with clinical trials and their outcomes, including risks of unsuccessful enrollment and negative or inconsistent results; our dependence on third-party collaborators, clinical research organizations, manufacturers, suppliers and distributors; the impact of competitive products and therapies; our ability to generate or obtain the necessary capital to fund our operations; our ability to grow, equip and train our specialized sales forces; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations. Given the risks and uncertainties, you should not place undue reliance on these forward-looking statements. For a discussion of these and other risks, uncertainties and other factors that may cause our actual results, performance or achievements to differ, please refer to our quarterly report on Form 10-Q for the period ended June 30, 2026, filed on August 5, 2026, as well as our subsequent filings with the Securities and Exchange Commission from time to time. The forward-looking statements contained herein are made as of the date hereof, and we undertake no obligation to update them after this date, except as required by law.

ACADIA PHARMACEUTICALS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues
Product sales, net	$342,291	$278,633	$918,312	$787,516
Total revenues	342,291	278,633	918,312	787,516
Operating expenses
Cost of product sales (1)(2)	35,090	21,647	88,197	62,773
Research and development (2)	76,282	87,829	234,705	244,045
Selling, general and administrative (2)	159,201	133,401	490,472	393,278
Total operating expenses	270,573	242,877	813,374	700,096
(Loss) income from operations	71,718	35,756	104,938	87,420
Interest income, net	8,421	8,246	24,466	23,390
Other income	300	593	1,489	1,775
Income before income taxes	80,439	44,595	130,893	112,585
Income tax expense (benefit)	26,915	(27,184)	42,232	(4,847)
Net income	$53,524	$71,779	$88,661	$117,432
Earnings per share:
Basic	$0.31	$0.43	$0.52	$0.70
Diluted	$0.31	$0.42	$0.51	$0.69
Weighted average common shares outstanding:
Basic	172,545	168,836	171,563	167,837
Diluted	175,466	170,650	173,770	169,156

(1) Includes license fees and royalties

(2) Includes the following stock-based compensation expense

Cost of product sales	$451	$372	$1,290	$724
Research and development	$4,674	$4,312	$13,562	$12,222
Selling, general and administrative	$12,325	$8,496	$34,237	$25,954

ACADIA PHARMACEUTICALS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	September 30, 2026	December 31, 2025
	(unaudited)
Assets
Cash, cash equivalents and investment securities	$976,446	$819,686
Accounts receivable, net	161,017	121,457
Interest and other receivables	17,298	26,774
Inventory	40,360	34,670
Prepaid expenses and other current assets	73,305	59,526
Total current assets	1,268,426	1,062,113
Property and equipment, net	18,403	7,511
Operating lease right-of-use assets	67,468	47,354
Intangible assets, net	135,483	108,893
Restricted cash	7,846	7,845
Long-term inventory	66,484	76,704
Deferred tax assets	226,719	249,879
Other assets	3,322	3,896
Total assets	$1,794,151	$1,564,195
Liabilities and stockholders’ equity
Accounts payable	$16,330	$10,903
Accrued liabilities	315,887	266,211
Total current liabilities	332,217	277,114
Operating lease liabilities	57,322	40,554
Other long-term liabilities	17,123	19,137
Total liabilities	406,662	336,805
Total stockholders’ equity	1,387,489	1,227,390
Total liabilities and stockholders’ equity	$1,794,151	$1,564,195

Table 1. ACADIA PHARMACEUTICALS INC.

NON-GAAP RECONCILIATION

(in millions)

(Unaudited)

	3Q25	3Q26
GAAP NUPLAZID Net Sales	$177.5	$202.2
Change in estimate recorded in period	$4.9	$—
Allocation of 2025 Amount	$(2.6)	$—
Non-GAAP Adjusted NUPLAZID Net Sales	$179.8	$202.2
DAYBUE products Net Sales	$101.1	$140.1
Non-GAAP Adjusted Total Revenues	$280.9	$342.3

Investor Contact:

Acadia Pharmaceuticals Inc.

Al Kildani

(858) 261-2872

ir@acadia-pharm.com

Acadia Pharmaceuticals Inc.

Jessica Tieszen

(858) 261-2950

ir@acadia-pharm.com

Media Contact:

Acadia Pharmaceuticals Inc.

Deb Kazenelson
(818) 395-3043

media@acadia-pharm.com